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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 12, 2004
                Date of Report (Date of earliest event reported)


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                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      0-23248                     36-3918470
(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)


                                 (847) 956-8000
              (Registrant's telephone number, including area code)


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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

          Exhibit No.     Description of Exhibit
          -----------     ----------------------

             99.1 Press Release issued by SigmaTron International, Inc., dated July 12, 2004.


Item 12.  Results of Operations and Financial Condition.

On July 12, 2004 SigmaTron International, Inc. issued a press release announcing its financial results for the year ended April 30, 2004. A copy of the press release is attached as Exhibit 99.1.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SIGMATRON INTERNATIONAL, INC.



Date:  July 12, 2004                  By:  /s/ Gary R. Fairhead
                                           -----------------------------
                                           Name:  Gary R. Fairhead
                                           Title:  President and Chief Executive
                                                   Officer




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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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99.1              Press Release of the Company, dated July 12, 2004.